Disposal groups classified as held for sale	3 Months Ended
Mar. 31, 2024
Disposal groups classified as held for sale
Disposal groups classified as held for sale

2.    Disposal groups classified as held for sale

As of March 31, 2024, the Company’s management committed to a plan to sell the following in connection with its Legacy Portfolio Optimization program (as defined below). Each business listed below is currently included in the Company’s Care Delivery segment:

●	the Company signed an agreement to sell 46 of its renal dialysis clinics in Sub-Saharan Africa to a South African hospital group, which were divested on April 1, 2024;
●	the Company signed an agreement to sell its Cura Day Hospitals Group (Cura) in Australia to a global alternative asset manager and a consortium of health care professionals, which was divested on April 30, 2024; and
●	the Company committed to sell its renal dialysis clinic facilities and/or networks in Guatemala, Curacao, Peru, Turkiye, Brazil, Colombia and Ecuador. On April 5, 2024, the Company divested its service business in Turkiye.

Transactions which remain open as of the date of this report are subject to regulatory approvals or certain other closing conditions, but are expected to be completed within a year from the date of classification as assets held for sale. Immediately before the classification of these disposals as held for sale, an impairment loss was recognized for the agreed-upon divestitures and is included in other operating expenses in the consolidated statements of income (see note 3 for further details). The carrying amounts of the assets in the disposal group for the proposed divestiture of facilities in Guatemala, Curacao, Peru, Turkiye (prior to its divestiture on April 5, 2024, as noted above), Brazil, Colombia and Ecuador are recognized at their fair value less costs to sell. The portion of the non-recurring fair value measurement attributable to the Company and its shareholders of €237,590 for this transaction is categorized as level 3 of the fair value hierarchy using the preliminary purchase price. The divestitures of the Company’s clinic network in Sub-Saharan Africa and Cura did not result in an impairment loss and the assets are recorded at their carrying amount. As of March 31, 2024 and December 31, 2023, the following assets and liabilities were classified as held for sale:

Assets and liabilities of disposal groups classified as held for sale in € THOUS

	March 31, 2024	December 31, 2023
Cash and cash equivalents	43,734	23,733
Trade accounts and other receivables from unrelated parties	194,876	27,535
Property, plant and equipment	80,768	42,710
Right-of-use assets	124,776	114,602
Goodwill (1)	396,976	274,543
Other	55,401	24,477
Assets held for sale	896,531	507,600

Accounts payable to unrelated parties	22,620	12,880
Lease liabilities	153,313	128,653
Provisions and other liabilities	94,398	39,091
Liability directly associated with assets held for sale	270,331	180,624

(1)Goodwill was allocated to the disposal groups on a relative fair value basis.

As of March 31, 2024, the accumulated foreign currency translation losses recognized in other comprehensive income related to the disposal groups amounted to €150,518.